UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

 May 1, 2007
 Date of Report (Date of Earliest Event Reported)

 Bear Stearns ARM Trust 2007-1
(Exact name of issuing entity as specified in its charter)


 EMC Mortgage Corporation
(Exact name of Sponsor as specified in its charter)


 Bear Stearns Asset Backed Securities I LLC.
(Exact name of Depositor as specified in its charter)


 New York                 333-132232-32                 54-2199139
(State or other           (Commission                   54-2199140
 Jurisdiction              File Number)                 54-2199141
 of Incorporation)                                      (IRS Employer
                                                        Identificaton No)



c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

On May 1, 2007 the Securities Administrator became aware of a distribution error with respect to the April 25, 2007 distributions on Bear Stearns ARM Trust, Series 2007-1. Each class of offered certificates were effected by such distribution error. Notification of this error and of the corrected distribution amounts were made to investors on May 4, 2007 and the holders of the classes received revised distribution amounts totaling $6,180,029.79. The corrected distribution amounts will be reflected in the report on Form 10-D to be filed with respect to the April 25, 2007 distribution date. Please see
Exhibit 99.1 for a breakdown of the affected classes and dollar amounts.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1              Class Breakdown of Distribution Reallocation


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Bear Stearns Asset Backed Securities Trust 2007-1
(Issuing Entity)

By:  EMC Mortgage Corporation as Servicer
By: /s/ Mark Novachek
By: Mark Novachek, Senior Vice President
Date: May 7, 2007



EXHIBIT INDEX

        Exhibit Number        Description

           EX-99.1            Class Breakdown of Distribution Reallocation



EX-99.1



          Original Int        Revised Int        Differences        Original Prin        Revised Prin        Differences
1X1          25,961.56          25,961.56                  -                    -                   -                  -
2X1          96,423.30          96,423.30                  -                    -                   -                  -
3X1          11,500.70          11,500.70                  -                    -                   -                  -
4X1          53,465.11          53,465.11                  -                    -                   -                  -
5X1          12,981.65          12,981.65                  -                    -                   -                  -
1A1       1,609,691.61       1,595,688.13        (14,003.48)         3,005,445.19        6,039,848.94       3,034,403.75
1A2          89,428.61          88,650.63           (777.98)           166,971.60          335,552.03         168,580.43
2A1         958,738.02         946,414.30        (12,323.72)         7,125,014.41        2,548,677.18     (4,576,337.23)
2A2          55,655.40          54,970.72           (684.68)           395,849.40          141,598.64       (254,250.76)
3A1         786,656.69         796,501.11           9,844.42         1,216,104.07        3,398,278.01       2,182,173.94
3A2          43,704.17          44,251.09             546.92            67,562.91          188,797.61         121,234.70
4A1         708,269.23         712,636.15           4,366.92         3,253,870.52        1,933,637.00     (1,320,233.52)
5A1         193,212.76         205,551.29          12,338.53         1,381,910.07        1,993,769.94         611,859.87
5A2          10,732.48          11,417.85             685.37            76,761.58          110,748.83          33,987.25
B-1         121,971.43         121,975.19               3.76             4,005.20            3,310.28           (694.92)
B-2          22,409.71          22,410.40               0.69               735.87              608.20           (127.67)
B-3          34,856.79          34,857.86               1.07             1,144.60              946.01           (198.59)
B-4          24,889.19          24,889.96               0.77               817.29              675.49           (141.80)
B-5          17,430.88          17,431.42               0.54               572.38              473.07            (99.31)
B-6          14,931.52          14,931.99               0.47               490.31              405.24            (85.07)
B-7          12,473.15          12,473.54               0.39               409.58              338.52            (71.06)

